Exhibit (k)(6)

POWER OF ATTORNEY

CASCADE REAL ASSETS FUND
(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Lance J. Johnson and Joshua B. Deringer as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of this 10th day of July, 2026.

/s/ Paul J. Williams
Signature

Paul J. Williams

POWER OF ATTORNEY

CASCADE REAL ASSETS FUND
(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Stephen Nesbitt, Lance J. Johnson and Joshua B. Deringer as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of this 10th day of July, 2026.

/s/ Dominic J. Garcia
Signature

Dominic J. Garcia
Name

POWER OF ATTORNEY

CASCADE REAL ASSETS FUND
(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Stephen Nesbitt, Lance J. Johnson and Joshua B. Deringer as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney to be effective as of this 10th day of July, 2026.

/s/ Matthew Worley
Signature

Matthew Worley
Name